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                     FIRST AMENDMENT TO CREDIT AGREEMENT
                     ------------------------------------

          THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") is made and entered into as of January 1, 1996 by and among NATIONAL CONSUMER SERVICES CORP., L.L.C., a Georgia limited liability company ("NCS"), NATIONAL CONSUMER SERVICES CORP. II, L.L.C., a Georgia limited liability company
("NCS II"), and BLOCK FINANCIAL CORPORATION, a Delaware corporation ("BFC").

                                   RECITALS
                                   --------

  A. BFC and NCS have heretofore entered into that certain Credit Agreement dated as of December 19, 1995 (the "Credit Agreement"), pursuant to which BFC agreed to extend credit to NCS subject to the terms and conditions set forth therein.

  B. BFC and NCS have agreed to amend the Credit Agreement to include NCS II as borrower thereunder as hereinafter provided.

                                  AGREEMENTS
                                  ----------
      IN CONSIDERATION of the foregoing and other good and valuable consideration, the receipt and sufficiency of which being hereby acknowledged and accepted, and intending to be legally bound hereby, the parties hereto agree as follows:

      5. Definitions. Unless otherwise expressly defined herein, all capitalized terms used in this First Amendment shall have the respective meanings ascribed to such terms in the Credit Agreement.

      6. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

      (a) The Credit Agreement is hereby amended to add NCS II as a party thereto.

      (b) Section 1.1 of the Credit Agreement is hereby amended to add the following definitions:

          "NCS" shall mean National Consumer Services Corp., L.L.C., a Georgia limited liability company.

          "NCS Operating Agreement" shall mean that certain Operating Agreement for NCS dated as of September 15, 1995, as amended from time to time.

          "NCS II" shall mean National Consumer Services Corp., L.L.C. II, a Georgia limited liability company.

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          "NCS II Operating Agreement" shall mean that certain Operating

    Agreement for NCS II dated as of December 19, 1995, as amended from time to time.

      (c) The Credit Agreement is hereby amended so that NCS and NCS II shall be referred to collectively therein as "Borrower" and "Borrower" as used therein shall mean NCS and NCS II on a collective basis; provided, however, that (i) each representation and warranty set forth in Article III (other than the representation and warranty set forth in Section 3.19) shall be deemed to be made by each of NCS and NCS II in their individual capacities and (ii) each reference to Borrower contained in Articles V, VI and VII shall be deemed to be made by, or apply to, each of NCS and NCS II in their individual capacities, except with respect to financial or accounting amounts, computations and determinations and except where the context of the Credit Agreement otherwise clearly requires.

      (d) Section 1.3(b) of the Credit Agreement is hereby amended by adding the following sentence:

  All computations and determinations as to accounting or financial amounts and matters shall be made, and all financial statements to be delivered pursuant to this Agreement shall be prepared, on a consolidated basis as if NCS II were a wholly-owned subsidiary of NCS.

      (e) The definition of the term "Operating Agreement" contained in
Section 1.1 of the Credit Agreement is hereby amended to read as follows:

      "Operating Agreement" shall mean the NCS Operating Agreement and the NCS II Operating Agreement, collectively.

      (f) The definition of the term "Other Transaction Documents" contained in
Section 1.1 of the Credit Agreement is hereby amended to read as follows:

      "Other Transaction Documents" shall mean the documents contemplated by Sections 4.1(c) and (d), as amended from time to time.

      (g) Section 5.9 of the Credit Agreement is hereby amended in its entirety to read as follows:

          5.9 Use of Proceeds. Borrower shall apply the proceeds of all Loans hereunder only for the purpose (and for no other purpose) of (i) funding Qualified Mortgage Loans and Exception Loans originated by third parties (including, without limitation, any Subsidiary or Affiliate of H&R Block, Inc. or a Subsidiary or Affiliate of an H&R Block Franchisee), but only to the extent (A) such Qualified Mortgage Loans and Exception Loans are purchase d by Borrower within 25 Business Days after the date such Qualified Mortgage Loans and Exceptions Loans are

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  funded or (B) the advances, loans or extensions of credit made by Borrower to fund such Qualified Mortgage Loans and Extension Loans are repaid to Borrower within 25 Business Days after the date such Qualified Mortgage

  Loans and Exception Loans are funded and (ii) making or purchasing Qualified Mortgage Loans and Exception Loans; provided that the amount of Exception Loans that may be owned by Borrower on any day shall be subject to the provisions of Section 6.6. Borrower shall not use the proceeds of any Loans hereunder directly or indirectly for any unlawful purpose or in any manner inconsistent with any other provision of any Loan Document.

      (h) Section 5.12(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

          (b) Borrower shall deliver to Lender (or such third party designated by Lender in writing) each promissory note pertaining to advances, loans and extensions of credit to third parties permitted by Section 6.6. Each such promissory note shall be delivered directly to Lender within one day after the closing or making of such advance loan or extension of credit.

      (i) Section 6.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

          6.1 Indebtedness. Borrower shall not create, incur, assume or suffer to exist any Indebtedness exceeding an aggregate outstanding principal amount of $50,000 other than (i) Indebtedness of Borrower under this Agreement and
  (ii) Indebtedness secured by Liens permitted pursuant to Section 6.2.

      (j) Section 6.6 of the Credit Agreement is hereby amended in its entirety to read as follows:

          6.6 Investments, Loans and Advances: Structure. Borrower shall not make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities or equity interests of, or make any other investments in, any Person except for
  (i) Qualified Mortgage Loans and Exception Loans made or purchased by Borrower in the ordinary course of business (provided, however, that at no time shall the aggregate outstanding principal balance of Exception Loans owned by Borrower as of the close of business on any day exceed 10% of the combined aggregate outstanding principal balance of Exception Loans and Qualified Loans owned by Borrower as of the close of business on such day),
  (ii) advances, loans and extensions of credit to third parties (including, without limitation, H&R Block Franchisees or Subsidiaries or Affiliates of H&R Block

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  Franchisees) solely for the purpose of funding Qualified Mortgage
  Loans and Exception Loans and solely pursuant written loan agreements in form and substance approved in writing in advance by Lender, (iii) overnight funds with federally chartered and federally insured institutions and (iv) other short-term investments rates A or higher by Standard & Poors, Moody's, Best, Fitch or any other appropriate rating agency and that have a maturity of one year or less. In addition, Borrower shall not form any subsidiary corporation or limited liability company without the prior written consent of Lender and Borrower shall not take any action or forbear from taking any action (including, without limitation, the granting of consents to actions taken or proposed to be taken by others) that would cause Borrower to be taxable as a corporation for federal income tax purposes.

      (k) Section 6.8 of the Credit Agreement is hereby amended in its entirety to read as follows:

          6.8 Restricted Payments. Borrower shall not, directly or indirectly,
  (a) declare or pay any dividend or make any distribution on account of any equity or ownership interest in Borrower other than (i) a Permitted Distribution, (ii) pursuant to Section 4.01(a) (or applicable successor section) of the NCS Operating Agreement and of the NCS II Operating Agreement, and (iii) pursuant to Section 4.01(b) of the NCS Operating Agreement (or applicable successor section) or (b) purchase, redeem, call or otherwise acquire or retire for value any equity or ownership interest in Borrower, except pursuant to Section 4.01(b) of the NCS Operating Agreement (or applicable successor section); provided, that this Section 6.8 shall not be deemed to prohibit the transactions contemplated by the Other Transaction Documents. Not later than the date of making any Permitted Distribution, the Manager of Borrower shall deliver to Lender an officer's certificate signed by the Manager of Borrower stating that such Permitted Distribution is permitted and setting forth the basis upon which the calculations required by this Section 6.8 were computed.

      (l) Section 6.10 of the Credit Agreement is hereby amended in its entirety to read as follows:

          6.10 Amendments of Organization Documents and Material Agreements. Borrower shall not, without the prior written consent of Lender, modify, amend, supplement or replace, nor permit any modification, amendment, supplement or replacement of, (i) the Articles of Organization or the Operating Agreement (or other constituent documents) of Borrower or any document executed and delivered in connection with any of the foregoing,
  (ii) any agreement with any third-

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  party servicer pertaining to the servicing of the Mortgage Loans owned by
  Borrower or (iii) any agreement with a third party pertaining to advances, loans or extensions of credit by Borrower to such third party permitted by
  Section 6.6.

      (m) The address for notices to NCS and NCS II is hereby amended to read as follows:

          National Consumer Services Corp., L.L.C.
          National Consumer Services Corp. II, L.L.C.
          16 Perimeter Center
          Suite 1600
          Atlanta, Georgia 30306

      7. Conditions to Effectiveness. This First Amendment shall become effective on such date (the "Effective Date") on which it is executed and delivered by each of the parties hereto, but only upon satisfaction of each of the following conditions:

      (a) Amended Note. NCS and NCS II shall each have duly executed and delivered to BFC an amended Note dated as of the Effective Date setting forth NCS II as an additional obligor thereunder (the "Amended Note"). The Amended Note shall be issued in replacement and substitution for the Promissory Note, dated December 19, 1995, of NCS to BFC, previously issued under the Credit Agreement for the principal sum of up to $20,000,000 (the "Original Note").

      (b) Amended and Restated Security Agreement. NCS and NCS II shall each have duly executed and delivered to BFC (i) an Amended and Restated Security Agreement amending that certain Security Agreement dated December 19, 1995 made by NCS in favor of BFC to include NCS II as an obligor, and grantor of a security interest, thereunder, and (ii) all documents necessary to perfect the security interest contemplated thereunder.

      (c) Amended and Restated Option and Warrant Agreement. NCS, NCS II and W.D. Everitt, Jr. ("Everitt") shall each have duly executed and delivered to BFC an Amended and Restated Option and Warrant Agreement amending and restating that certain Option and Warrant Agreement dated December 19, 1995 by and among NCS, BFC and Everitt to include terms with respect to NCS II identical to those pertaining to NCS.

      (d) First Amendment to Loan Purchase Agreement. NCS and NCS II shall each have duly executed and delivered to BFC (i) a First Amendment to Loan Purchase Agreement amending that certain Loan Purchase Agreement dated December 19, 1995 by and between NCS and BFC to include NCS II as a party thereto upon terms identical to those pertaining to NCS.

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      (e) Proceedings. BFC shall have received certificates signed by each
   Member of NCS II dated as of the Effective Date as to (i) true copies of the Articles of Organization and the Operating Agreement (or other constituent documents) of NCS II in effect on such date (which documents shall have been amended to BFC's satisfaction), (ii) true copies of all requisite action taken by NCS II authorizing the execution, delivery and performance of the Loan Documents and Other Transaction Documents and (iii) the incumbency and signature of the manager of NCS II executing this First Amendment and the other documents contemplated by this First Amendment. BFC shall have received a certificate from the Secretary of State of Georgia dated not more than 30 days before the Effective Date showing the good standing of NCS II in the State of Georgia.

      (f) Legal Opinion of Counsel to NCS II. There shall have been delivered to BFC an opinion of Fleming, Drummond & Ray, a limited liability company, counsel to NCS II, dated the Effective Date, in form and substance satisfactory to BFC and covering such legal matters relating to this First Amendment, the Amended Note and the other documents and transactions contemplated hereby and thereby as BFC may reasonably request.

      8. Representations and Warranties. Each of NCS and NCS II hereby represents and warrants that each of the representations and warranties set forth in Article 3 of the Credit Agreement are true and correct on and as of the date hereof as if made on and as of the date hereof, and further represents and warrants to BFC as follows:

      (a) Each of NCS and NCS II has the requisite power and authority to execute, deliver, perform and take all actions contemplated by, this First Amendment and the Amended Note, and all such action has been duly and validly authorized by all necessary corporate proceedings on its part.

      (b) This First Amendment and the Amended Note have been duly and validly executed and delivered by NCS and NCS II and constitute the legal, valid and binding obligations of NCS and NCS II, enforceable against NCS and NCS II in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principals of equity limiting the availability of equitable remedies.

      (c) No Government Action is or will be necessary or advisable in connection with execution and delivery by NCS and NCS II of this First Amendment or the Amended Note, consummation by NCS and NCS II of the transactions herein or therein contemplated, performance of or compliance with the terms and conditions hereof or thereof by NCS and NCS II or to ensure the legality, validity, binding effect, enforceability or admissibility in evidence hereof or thereof.

      (d) Neither the execution and delivery of this First Amendment or the Amended Note by NCS and NCS II, nor consummation by NCS and NCS II of the transactions herein or therein contemplated, nor performance of or compliance with the terms and conditions hereof or thereof by NCS and NCS II does or will

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          (i) violate or conflict with and Law, or

          (ii) violate, conflict with or result in a breach of any term or condition of, or constitute a default under, or result in (or give rise to any right, contingent or otherwise, of any Person to cause) any termination, cancellation, prepayment or acceleration of performance of, or result in the creation or imposition of (or give rise to any obligation, contingent or otherwise, to create or impose) any Lien upon any property of NCS or NCS II pursuant to, or otherwise result in (or give rise to any right, contingent or otherwise, of any Person or cause) any change in any right, power, privilege, duty or obligation of NCS or NCS II under or in connection with,

              (A) the articles of organization or Operating Agreement (or other constituent documents) of NCS or NCS II,


              (B) any agreement or instrument creating, evidencing, securing or guaranteeing any Indebtedness to which NCS or NCS II is a party or by which NCS or NCS II or any of their properties (now owned or hereafter acquired) may be subject or bound, or

              (C) any other agreement or instrument or arrangement to which NCS or NCS II is a party or by which NCS or NCS II or any of their properties (now owned or hereafter acquired) may be subject or bound, except, in the case of this clause (C), for matters that, individually or in the aggregate could not have a Material Adverse Effect.

      5. Consents, Waivers and Acknowledgments. (a) BFC acknowledges that NCS II has made Mortgage Loans that are to be sold to BFC pursuant to the Loan Purchase Agreement. NCS II hereby represents and warrants that all such Mortgage Loans constitute Qualified Mortgage Loans. BFC hereby waives any Event of Default that may have occurred prior to the date hereof that may have arisen from the fact that NCS II funded such Mortgage Loans from proceeds of Loans to NCS under the Credit Agreement.

      (b) BFC hereby consents to amendments to the NCS Operating Agreement as reflected in the form of Restated and Amended Operating Agreement attached hereto as Exhibit A.

      6. Credit Agreement Confirmed. The Credit Agreement, as amended by this First Amendment, is in all respects ratified, approved and confirmed by NCS and NCS II and shall, as so amended, remain in full force and effect in accordance with its terms. All references to the Credit Agreement in any of the Loan Documents shall be deemed to refer to the Credit Agreement as amended by this First Amendment, and all references to the Note in the Credit Agreement or any of the Loan Documents shall be deemed to refer to the Amended Note.

      7. Miscellaneous.

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      (a) This First Amendment and the Amended Note shall be governed by and construed in accordance with the laws of the State of Missouri.

      (b) This First Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

      (c) This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

      (d) Promptly after the Effective Date and the delivery by NCS and NCS II to BFC of the Amended Note, BFC shall mark the Original Note "canceled for exchange" and shall return the Original Note to NCS.


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          IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this First Amendment by their respective officers thereunto duly authorized, as of the day and year first above written.

                                       BLOCK FINANCIAL CORPORATION

                                       By: /s/ Clifford A. Davis, Jr.
                                           -----------------------------
                                               Clifford A. Davis, Jr.
                                               Vice President, Finance and
                                               Corporate Development


                                       NATIONAL CONSUMER SERVICES
                                       CORP., L.L.C.


                                       By: /s/ John B. Stanforth
                                           -----------------------------
                                               John B. Stanforth
                                               Manager


                                       NATIONAL CONSUMER SERVICES
                                       CORP. II, L.L.C.


                                       By: /s/ John B. Stanforth
                                           -----------------------------
                                               John B. Stanforth
                                               Manager

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